SUPPLEMENT TO THE FIDELITY FREEDOM FUNDSSM
MAY 21, 1998
STATEMENT OF ADDITIONAL INFORMATION
   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 3 AND IS INSERTED AS THE PENULTIMATE PARAGRAPH OF THE SECTION.
   Each Freedom Fund intends to comply with the requirements of
Section 12(d)(1)(G)(i)(IV) of the 1940 Act.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 31.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.